_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 31, 2002


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-J1, Mortgage Pass-Through Certificates, Series 2002-J1).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-74674                95-4449516
          --------                    ---------                ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)



             4500 Park Granada
           Calabasas, California                    91302
           ---------------------                    -----
           (Address of Principal                  (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

        _________________________________________________________________

Item 5.  Other Events.
         ------------

     On January 31, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-J1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of January 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CWMBS, INC.



                                                     By: /s/ Celia Coulter
                                                         -----------------------
                                                         Celia Coulter
                                                         Vice President



Dated:  May 2, 2002

                                  Exhibit Index



Exhibit                                                                    Page
-------                                                                    ----

99.1.           Pooling and Servicing Agreement,
                dated as of January 1, 2002, by
                and among, the Company, Seller,
                Master Servicer and the Trustee.                             6